U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2007

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2007, American Science and Engineering, Inc. issued a press release announcing financial results for the second quarter ended September 30, 2007. A copy of the Press Release issued on November 5, 2007 regarding those results is filed as Exhibit 99.1.

Limitation on Incorporation by Reference.    The information furnished in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the Press Release attached as an Exhibit hereto, the Press Release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the Press Release regarding these forward-looking statements.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press Release of American Science and Engineering, Inc. dated November 5, 2007 announcing second quarter financial results.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 2007	AMERICAN SCIENCE AND ENGINEERING, INC.

	By:	/s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Treasurer and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of American Science and Engineering, Inc. dated November 5, 2007, announcing second quarter financial results.

4

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

AMERICAN SCIENCE AND ENGINEERING, INC.
REPORTS SECOND QUARTER FISCAL YEAR 2008 RESULTS AND
DECLARES QUARTERLY DIVIDEND

BILLERICA, Mass. — November 5, 2007 — American Science and Engineering, Inc. (NASDAQ: ASEI) (AS&E®), today reported its financial results for the second quarter of fiscal year 2008 which ended September 30, 2007. The Company reported revenues of $37,627,000 as compared with revenues of $29,588,000 for the second quarter of fiscal 2007, net income of $4,515,000 as compared with net income of $4,753,000 for the second quarter of fiscal 2007, and net income per share of $0.48 as compared with net income per share of $0.49 for the second quarter of fiscal year 2007. This represents a 27% increase in revenues and a $0.01 decrease in earnings per share versus the second quarter of the prior fiscal year due to lower gross margins attributable to product mix, new product development costs, and an 81% increase in research and development costs.

For the first six months of fiscal year 2008 ended September 30, 2007, the Company reported revenues of $82,098,000 as compared with revenues of $59,470,000 for the same period in the prior fiscal year, net income of $10,687,000 as compared with net income of $10,748,000 and net income per share of $1.13 as compared with net income per share of $0.90 for the six months ended September 30, 2006.  This represents a 38% increase in revenues, and a $0.23 increase in net income per share when compared to the same period in the prior fiscal year.

In accordance with the previously announced dividend program, the Company is declaring a quarterly cash dividend of $0.20 per share, payable on December 05, 2007 to the holders of record at the close of business on November 19, 2007.

“AS&E ended the second quarter with solid bookings — increasing our backlog to a record level of $122 million,” commented Anthony Fabiano, AS&E’s President and CEO.  “Strong bookings from parcel, cargo, service and CRAD continued the trend to diversify both backlog and future revenue across all product lines. Additionally, we continued to make excellent strides with global customers, with international contracts representing 68% of total product bookings.”

Fabiano continued, “We maintained SGA levels while increasing funding in targeted research and development areas to drive growth through the commercialization of new technologies.  Although product mix impacted gross margin for the quarter, it reflects a more diversified revenue stream and is in line with our fiscal year 2008 goal to drive revenue diversification through an expanded product portfolio. With our continued focus on strategic customers, the introduction of new products, coupled with the strengthening of our international channel, AS&E is well-positioned to penetrate new markets and take advantage of emerging security inspection opportunities around the world.”

To participate in the conference call, please follow these instructions:

As previously announced, Anthony Fabiano, President and CEO, and Ken Galaznik, CFO and Treasurer, will host the conference call on Monday, November 5, 2007 at 4:30 pm ET to discuss the results and respond to questions. To participate in the conference call, please dial 1-866-825-3209 at least 10 minutes prior to its starting time. For international participants, dial 1-617-213-8061. Please tell the Operator the confirmation code: 28168325.  You will be placed on hold until the conference call is ready to begin.

An audio replay of the teleconference will be available, in its entirety, starting Monday, November 5, 2007 at 6:30 p.m. ET for a 48-hour period by dialing 1-888-286-8010. Internationally, please dial 1-617-801-6888. The conference identification number is 21966293. The replay will also be available at www.as-e.com in the Investor Information section following the conference.

QUESTIONS?  If you have prepared questions, please submit them prior to the conference call via e-mail to asadowski@as-e.com or via fax to Annemarie Sadowski, at 1-978-262-8801.

About AS&E

American Science and Engineering, Inc. (AS&E) is the leading worldwide supplier of innovative X-ray inspection systems. With over 45 years of experience in developing advanced X-ray security systems, the Company’s product line utilizes a combination of technologies, including patented Z Backscatter technology, Radioactive Threat Detection (RTD), high energy transmission and dual energy transmission X-ray. These technologies offer superior X-ray threat detection for plastic explosives, plastic weapons, liquid explosives, dirty bombs and nuclear devices. AS&E’s complete range of products include cargo inspection systems for port and border security, baggage screening systems for facility and aviation security, and personnel and passenger screening systems. AS&E systems protect high-threat facilities and help combat terrorism and trade fraud, drug smuggling, weapon smuggling, and illegal immigration and people smuggling. AS&E customers include leading government agencies, border authorities, military bases, airports and corporations worldwide, including the U.S. Department of Homeland Security (DHS), U.S. Department of Defense (DoD), U.S. Customs and Border Protection (CBP), Royal Thai Police, HM Revenue & Customs (U.K.) and Hong Kong Customs. For more information on AS&E products and technologies, please visit www.as-e.com.

Contact:

Ken Galaznik, CFO and Treasurer

American Science and Engineering, Inc.

(978) 262-8700

Safe Harbor Statement

The foregoing press release contains statements concerning AS&E’s financial performance, markets and business operations that may be considered “forward-looking” under applicable securities laws. AS&E wishes to caution readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from those projected in the forward-looking statements contained herein include the following: significant reductions or delays in procurements of the Company’s systems by the United States and other governments; disruption in the supply of any source component incorporated into AS&E’s products and other factors which may cause delays in production and delivery schedules; litigation seeking to restrict the use of intellectual property used by the Company; potential product liability claims against the Company; failure of any of our products to meet performance requirements or to continue to operate reliably because of unexpected design flaws or manufacturing defects, global political trends and events which affect public perception of the threat presented by drugs, explosives and other contraband; global economic developments and the ability of governments and private organizations to fund purchases of the Company’s products to address such threats; and the potential insufficiency of Company resources, including human resources, capital, plant and equipment and management systems, to accommodate any future growth, and future delays in federal funding. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in AS&E’s periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. AS&E undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

AMERICAN SCIENCE AND ENGINEERING, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Quarter Ended		Six Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Total net sales and contract revenues	$37,627	$29,588	$82,098	$59,470

Total cost of sales and contracts	23,549	16,059	50,619	32,444
Gross profit	14,078	13,529	31,479	27,026

Expenses:
Selling, general and administrative	5,851	5,931	12,334	11,626
Research and development	2,773	1,531	5,530	3,780
Total expenses	8,624	7,462	17,864	15,406

Operating income	5,454	6,067	13,615	11,620

Other income (expense):
Interest and other, net	1,599	1,365	3,462	2,395
Change in warrant valuation	—	207	11	2,339
Total other income (expense)	1,599	1,572	3,473	4,734

Income before provision for income taxes	7,053	7,639	17,088	16,354
Provision for income taxes	2,538	2,886	6,401	5,606

Net income	$4,515	$4,753	$10,687	$10,748

Income per share - Basic	$0.49	$0.52	$1.16	$1.18
Income per share - Diluted	$0.48	$0.49	$1.13	$0.90

Weighted average shares - Basic	9,194	9,094	9,180	9,083
Weighted average shares - Diluted	9,461	9,316	9,425	9,338

The results of operations reported herein may not be indicative of future financial conditions or results of future operations.

AMERICAN SCIENCE AND ENGINEERING, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30, 2007	March 31, 2007
Assets
Current assets:
Cash and investments	$125,075	$135,938
Accounts receivable, net	20,893	23,366
Inventories	35,590	20,140
Other current assets	25,141	15,658
Total current assets	206,699	195,102

Non-current assets:
Building, equipment and leasehold improvements, net	22,916	23,054
Other assets	3,371	3,569
Total assets	$232,986	$221,725
Liabilities & Stockholders’ Equity
Current liabilities:
Accounts payable	$8,974	$8,117
Warrant liability	—	634
Customer deposits	8,988	11,554
Other current liabilities	19,922	19,112
Total current liabilities	37,884	39,417

Non-current liabilities:
Lease financing liability	10,109	10,379
Other non-current liabilities	4,427	4,231
Total liabilities	52,420	54,027

Total stockholders’ equity	180,566	167,698
Total liabilities and stockholders’ equity	$232,986	$221,725